                                                            Exhibit 99
                        AMERICAN AIRLINES, INC.
                             Certification
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
   (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                          United States Code)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Airlines, Inc., a Delaware corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the Form 10-Q) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 15, 2003                /s/ Gerard J. Arpey
                                       Gerard J. Arpey
                                       President and Chief Executive Officer

Date:  May 15, 2003                /s/ Jeffrey C. Campbell
                                       Jeffrey C. Campbell
                                       Senior Vice President and Chief
                                       Financial Officer



The  foregoing  certification is being furnished solely  pursuant  to section  906 of the Sarbanes-Oxley Act of 2002 (subsections  (a)  and
(b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.